UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015

REBEL GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	333-177786	45-3360079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500A Beach Road, Unit 12-313, The Plaza

Singapore 199591

(Address of Principal Executive Offices)

Tel. +6562940423

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Since the transactions reported in the Registrant’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission on February 5, 2015 (the “Initial Filing”), the Registrant adopted the December 31 fiscal year end of Rebel Holdings Limited (“Rebel FC”), the accounting acquirer of the Registrant. The Registrant hereby makes this amendment to the Initial Filing to file the audited combined financial statements (the “Audited Financials”) of Rebel FC for the years ended December 31, 2014 and 2013 and amends the section of “Management’s Discussion and Analysis of Financial Condition and Plan of Operations” to reflect the information in the Audited Financials.

Except as described above, no other portions of the Initial Filing are being amended.

USE OF DEFINED TERMS

Except as otherwise indicated by the context, references in this Report to:

●	“U.S. dollar,” “$”and “US$” refer to the legal currency of the United States.
●	“Singapore dollar” and “SGD” refer to the legal currency of Singapore.
●	“Securities Act” refers to the Securities Act of 1933, as amended.
●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATIONS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “management believes” and similar language. Except for the historical information contained herein, the matters discussed in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this Current Report are forward-looking statements that involve risks and uncertainties. The cautionary language in this Current Report, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those projected. Except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events after the date of this Current Report on Form 8-K.

The "Company", "we," "us," and "our," in this Management’s Discussion and Analysis of Financial Condition and Plan of Operation refer to the combined business of (i) Rebel Holdings Limited (“Rebel FC”), a company incorporated under the laws of British Virgin Islands a wholly-owned subsidiary of Rebel Group, Inc.; (ii) Pure Heart Entertainment Pte. Ltd., a company incorporated under the laws of Singapore and a wholly-owned subsidiary of Rebel FC (“Pure Heart”); (iii) SCA Capital Limited, a company incorporated under the laws of British Virgin Islands and a wholly-owned subsidiary of Rebel FC (“SCA Capital”).

Overview

Rebel Holdings Limited, which utilizes the trade name of Rebel Fighting Championship (“Rebel FC”), was incorporated on October 28, 2014 in British Virgin Islands and engages in hosting and promoting MMA events since its incorporation.

Pure Heart Entertainment Pte Ltd. (“Pure Heart”) was incorporated under the laws of the Singapore on August 24, 2000 under the name “Sook Kee Coffeeshop Pte. Ltd.” Effective on November 27, 2002, it changed its name to “Asia Pacific Export International Pte Ltd.” It later changed its name from “Asia Pacific Export International Pte Ltd.” to “Pure Heart Entertainment Pte Ltd.” on June 7, 2013. On October 30, 2014, Pure Heart became a wholly-owned subsidiary of Rebel FC.

SCA Capital Limited (“SCA Capital”), a British Virgin Islands company, was incorporated on January 7, 2011 and holds the intellectual property rights relating to the Rebel FC business. On October 28, 2014, SCA Capital became the wholly-owned subsidiary of Rebel FC.

We are currently operating under the trade name “Rebel Fighting Championship.” We organize, promote and host MMA events featuring top level athletic talent. With assistance from contracted production crews, we also produce and distribute, through the internet and social media, and sell the rights to distribute to television stations, videos of its MMA events. We seek to promote MMA in Asian countries through hosting events that attract talented fighters from all over the world.

The Company started to operate and be engaged in the MMA business since June 2013. The principal activities of the Company in the year 2014 were organizing and promoting MMA events in Singapore. As of December 31, 2014, our retained earnings were $49,069. Our stockholders’ equity was $95,418.

2

Results of Operations

For the year ended December 31, 2014 compared with the year ended December 31, 2013

Gross Revenues

The Company received sales revenues of $619,275 in the year ended December 31, 2014 compared to $507,857 being generated in the year ended December 31, 2013.

The Company’s sales revenue of $619,275 in the year ended December 31, 2014 primarily comes from advertisement sponsorships and ticket sales for the event held in Singapore, Battle Royale. In carrying out the event in Singapore, the Company incurred cost of $282,619, the cost were primarily incurred by expense in advertisement, rental of event venue, and other miscellaneous cost.

Operating Expenses

Operating expenses for the year ended December 31, 2014 and year ended December 31, 2013 were $325,189 and $149,610, respectively. The expenses consisted of filing fees, professional fees, payroll and benefits and other general expenses.

We expect that our general and administrative expenses will continue to increase as we incur additional costs to support the growth of our business.

Net Profit

Net profit for the year ended December 31, 2014 and year ended December 31, 2013, were $10,739 and $59,685, respectively. Basic and diluted net income (loss) per share amounted $0.21 and $1.19 respectively for the year ended December 31, 2014 and year ended December 31, 2013.

The decrease in net profit for the year ended December 31, 2014 compared to the year ended December 31, 2013 was due to an increase in general expenses.

Liquidity and Capital Resources

As of December 31, 2014 we had working capital of ($97,977) consisting of cash on hand of $135,034 as compared to working capital of $84,595 and cash on hand of $70,437 as of December 31, 2013.

Net cash provided by (used in) operating activities for the year ended December 31, 2014 was $115,953 as compared to net cash used in operating activities of ($34,679) for the year ended December 31, 2013. The cash used in operating activities are mainly for filing fees, professional fees, payroll and benefits and general expenses.

The increase of net cash for operating in the year ended December 31, 2014 was due to an increase of trade and other receivables.

Net cash provided by (used in) investing activities for the year ended December 31, 2014 was ($54,469) as compared to net cash provided by investing activities of ($192,314) for the year ended December 31, 2013.

Net cash provided by financing activities for the year ended December 31, 2014 was $9,338 as compared to $295,660 for the year ended December 31, 2013. The cash provided by financing activities for the year ended December 31, 2014 are mainly from bank loans.

We will likely require additional capital to continue to operate our business, and to further expand our business. Sources of additional capital through various financing transactions or arrangements with third parties may include equity or debt financing, bank loans or revolving credit facilities. We may not be successful in locating suitable financing transactions in the time period required or at all, and we may not obtain the capital we require by other means. Our inability to raise additional funds when required may have a negative impact on our operations, business development and financial results.

3

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at dates of the financial statements and the reported amounts of revenue and expenses during the periods. Actual results could differ from these estimates. Our significant estimates and assumptions include depreciation and the fair value of our stock, stock-based compensation, debt discount and the valuation allowance relating to the Company’s deferred tax assets.

Recently Issued Accounting Pronouncements

Reference is made to the “Recent Accounting Pronouncements” in Note 2 to the Financial Statements included in this Report for information related to new accounting pronouncement, none of which had a material impact on our combined financial statements, and the future adoption of recently issued accounting pronouncements, which we do not expect will have a material impact on our combined financial statements.

Off-Balance Sheet Arrangements

As of December 31, 2014, we did not have any off-balance sheet arrangements.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.  The financial statements of Rebel Holdings Limited are appended to this Current Report beginning on page 6.

4

REBEL HOLDINGS LIMITED

COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Stated in US Dollars)

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

REBEL HOLDINGS LIMITED

We have audited the accompanying combined balance sheets of Rebel Holdings Limited (the “Company”), as of December 31, 2014 and 2013 and the related combined statements of operations, shareholders’ equity and other comprehensive income, and cash flows, for the years ended December 31, 2014 and 2013. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013 and the results of its operations and their cash flows for the years ended December 31, 2014 and 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ Dominic K.F. Chan & Co

Dominic K.F. Chan & Co

Certified Public Accountants

Hong Kong, March 30, 2015

6

REBEL HOLDINGS LIMITED

COMBINED BALANCE SHEETS

(Stated in US Dollars)

	As of
	December 31, 2014	December 31, 2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$135,034	$70,437
Trade and other receivables	14,734	204,917
Total current assets	149,768	275,354
Property and equipment, net (Note 3)	64,463	83,125
Intangible assets	152,519	106,557
TOTAL ASSETS	$366,750	$465,036

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Bank loan - short term portion (Note 4)	$12,595	$-
Accruals and other payables	5,778	110,281
Due to a shareholder (Note 5)	240,374	78,816
Income tax payables	1,593	1,662
Total current liabilities	247,745	190,759
Bank loan (Note 4)	23,587	-
Total liabilities	$271,332	$190,759

STOCKHOLDERS’ EQUITY
Capital stock (Note 6)	50,000	237,893
Retained earnings	49,069	38,330
Accumulated other comprehensive income	(3,651)	(1,946)
Total stockholders’ equity	95,418	274,277
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$366,750	$465,036

See accompanying notes to combined financial statements

7

REBEL HOLDINGS LIMITED

COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(Stated in US Dollars)

	For the year ended December 31, 2014	For the year ended December 31, 2013

Revenues, net	$619,275	$507,857

Cost and expenses
Cost of sales	282,619	296,877
General and administrative expenses	325,189	149,610
Finance costs	728	-
Income from operations	10,739	61,370

Other income	-	-
Income before income tax	10,739	61,370

Income tax expenses (Note 8)	-	1,685
Net income	10,739	59,685

Foreign currency translation adjustments	(1,705)	(2,875)
Comprehensive income	$9,034	$56,810

Earnings per share (Note 7)

Basic and diluted income per common share of the Company	$50,000	$50,000

Basic and diluted weighted average common shares outstanding	0.21	1.19

See accompanying notes to combined financial statements

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REBEL HOLDINGS LIMITED

COMBINED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Stated in US Dollars)

					Accumulated
	Common Stock				other
	The Company		Pure Heart	Retained	comprehensive
	Shares	Amount	Amount	earnings	income	Total

Balance, January 1, 2013	-	$-	$23,310	$(21,355)	$929	$2,884

Foreign currency adjustment	-	-	-	-	(2,875)	(2,875)
Issuance of shares	-	-	214,583	-	-	-
Net income	-	-	-	59,685	-	59,685

Balance, December 31, 2013	-	$-	$237,893	$38,330	$(1,946)	$274,277

Foreign currency adjustment	-	-	-	-	(1,705)	(1,705)
Eliminated on combination	-	-	(237,893)	-	-	(237,893)
Issuance of shares	50,000	50,000	-	-	-	50,000
Net income	-	-	-	10,739	-	10,739

Balance, December 31, 2014	50,000	$50,000	$-	$49,069	$(3,651)	$95,418

See accompanying notes to combined financial statements

9

REBEL HOLDINGS LIMITED

COMBINED STATEMENTS OF CASH FLOWS

(Stated in US Dollars)

	For the year ended December 31, 2014	For the year ended December 31, 2013
Cash flows from operating activities:
Net income	$10,739	$59,685
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation of equipment	19,797	-
Changes in assets and liabilities:
Trade and other receivables	189,820	(207,760)
Accruals and other payables	(104,403)	111,811
Income tax payables	-	1,685
Net cash provided by (used in) operating activities	115,953	(34,579)

Cash flows from investing activities:
Purchases of equipment	(3,882)	(84,278)
Purchases of intangible assets	(52,587)	(108,036)
Net cash used in investing activities	(56,469)	(192,314)

Cash flows from financing activities:
Proceeds from share issuance	7,893	215,751
Bank loan borrowing	37,789	-
Bank loan repayment	(1,674)	-
Due to a shareholder	(34,670)	79,909
Net cash provided by investing activities	9,338	295,660

Effect of exchange rate changes on cash	(4,225)	(1,033)

Increase in cash and cash equivalents	64,597	67,734

Cash and cash equivalents at beginning of year	70,438	2,704

Cash and cash equivalents at end of year	$135,035	$70,438

Supplemental disclosures of cash flow information:
Interest paid	$728	$-
Tax paid	$-	$-

See accompanying notes to combined financial statements

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REBEL HOLDINGS LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in US Dollars)

1.	Organization and nature of operations

Rebel Holdings Limited (“Rebel FC,” together with Pure Heart Entertainment Ptd Ltd., and SCA Capital Limited, the “Company”), which utilizes the trade name of Rebel Fighting Championship, was incorporated on October 28, 2014 in British Virgin Islands and engages in hosting and promoting MMA events since its corporation.

Pure Heart Entertainment Pte Ltd. (“Pure Heart”) was incorporated under the laws of the Singapore on August 24, 2000 under the name “Sook Kee Coffeeshop Pte. Ltd.” Effective on November 27, 2002, it changed its name to “Asia Pacific Export International Pte Ltd.” It later changed its name from “Asia Pacific Export International Pte Ltd.” to “Pure Heart Entertainment Pte Ltd.” on June 7, 2013. As of October 30, 2014, it became a wholly owned subsidiary of Rebel FC. Pure Heart is an operating subsidiary of the Company and is dedicated to hosting and promoting mixed martial arts (“MMA”) events.

SCA Capital Limited (“SCA Capital”), a British Virgin Islands company, was incorporated on January 7, 2011 and holds the intellectual property rights relating to the Rebel FC business. On October 28, 2014, SCA Capital became the wholly-owned subsidiary of Rebel FC.

The Company organizes, promotes and hosts MMA events featuring top level athletic talent. With assistance from contracted production crews, the Company also produces and distributes, through the internet and social media, and sells the rights to distribute to television stations, videos of its MMA events. The Company seeks to promote MMA in Asian countries through hosting events that attract talented fighters from all over the world.

2.	Summary of principal accounting policies

Basis of presentation

The accompanying combined financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and reflect the activities of the following subsidiaries. All material intercompany transactions and balances have been eliminated in the combination.

Transactions between entities under common control are accounted for in accordance with the guidance on common control transactions in ASC 805-50. Thus, the financial statements of the commonly controlled entities would be combined, retrospectively, as if the transaction had occurred at the beginning of the period.

Revenue recognition

Revenue are recognized when persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; the price is fixed or determinable; and collectability is reasonably assured.

Use of estimates

The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less to be cash equivalents.

11

REBEL HOLDINGS LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Fair value of financial instruments

The carrying values of the Company’s financial instruments, including cash and cash equivalents, trade and other receivables, deposits, trade and other payables approximate their fair values due to the short-term maturity of such instruments. The carrying amounts of borrowings approximate their fair values because the applicable interest rates approximate current market rates.

Income taxes

The Company utilizes FASB Accounting Standard Codification Topic 740 (“ASC 740”) “Income taxes” (formerly known as SFAS No. 109, "Accounting for Income Taxes"), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the combined financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 “Income taxes” (formerly known as Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of Statement of Financial Accounting Standards No. 109 (“FIN 48”)) clarifies the accounting for uncertainty in tax positions. This interpretation requires that an entity recognizes in the combined financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgement occurs. The Company has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the combined statements of operations. The adoption of ASC 740 did not have a significant effect on the combined financial statements.

Earnings per share

Basic earnings per share is based on the weighted average number of common shares outstanding during the period while the effects of potential common shares outstanding during the period are included in diluted earnings per share.  The average market price during the year is used to compute equivalent shares.

FASB Accounting Standard Codification Topic 260 (“ASC 260”), “Earnings Per Share,” requires that employee equity share options, non-vested shares and similar equity instruments granted to employees be treated as potential common shares in computing diluted earnings per share. Diluted earnings per share should be based on the actual number of options or shares granted and not yet forfeited, unless doing so would be anti-dilutive. The Company uses the “treasury stock” method for equity instruments granted in share-based payment transactions provided in ASC 260 to determine diluted earnings per share.

12

REBEL HOLDINGS LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Plant and equipment

Plant and equipment are recorded at cost. Significant additions or improvements extending useful lives of assets are capitalized. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives as follows:

Equipment                                 3 - 5 years

Intangible assets

Intangible assets are cost of record master and website. They are carried at cost and not amortized. The Company reviews identifiable amortizable intangible assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. Determination of recoverability is based on the lowest level of identifiable estimated undiscounted cash flows resulting from use of the asset and its eventual disposition. Measurement of any impairment loss is based on the excess of the carrying value of the asset over its fair value.

Website development costs

The Company recognized the costs associated with developing a website in accordance with ASC 350-50 “Website Development Cost” that codified the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) NO. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use”. Relating to website development costs the Company follows the guidance pursuant to the Emerging Issues Task Force (EITF) NO. 00-2, “Accounting for Website Development Costs”. The website development costs are divided into three stages, planning, development and production. The development stage can further be classified as application and infrastructure development, graphics development and content development. In short, website development cost for internal use should be capitalized except content input and data conversion costs in content development stage.

Costs associated with the website consist primarily of website development costs paid to third parties. These capitalized costs will be amortized based on their estimated useful life over three years upon the website becoming operational. Internal costs related to the development of website content will be charged to operations as incurred. Web-site development costs related to the customers are charged to cost of sales.

Comprehensive income

The Company has adopted FASB Accounting Standard Codification Topic 220 (“ASC 220”) “Comprehensive income” (formerly known as SFAS No. 130, “Reporting Comprehensive Income”), which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Accumulated other comprehensive income represents the accumulated balance of foreign currency translation adjustments of the Company.

13

REBEL HOLDINGS LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (continued)

Recently issued accounting pronouncements

The FASB has issued Accounting Standards Update (ASU) No. 2014-06, Technical Corrections and Improvements Related to Glossary Terms. The amendments in this ASU relate to glossary terms and cover a wide range of Topics in the FASB’s Accounting Standards Codification™ (Codification). These amendments are presented in four sections:

1. Deletion of Master Glossary Terms (Section A) arising because of terms that were carried forward from source literature (e.g., FASB Statements, EITF Issues, and so forth) to the Codification but were not utilized in the Codification.

2. Addition of Master Glossary Term Links (Section B) arising from Master Glossary terms whose links did not carry forward to the Codification.

3. Duplicate Master Glossary Terms (Section C) arising from Master Glossary terms that appear multiple times in the Master Glossary with similar, but not identical, definitions.

4. Other Technical Corrections Related to Glossary Terms (Section D) arising from miscellaneous changes to update Master Glossary terms.

The amendments do not have transition guidance and are effective upon issuance for both public entities and nonpublic entities.

The FASB has issued Accounting Standards Update (ASU) No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. The amendments in the ASU change the criteria for reporting discontinued operations while enhancing disclosures in this area. It also addresses sources of confusion and inconsistent application related to financial reporting of discontinued operations guidance in U.S. GAAP.

Under the new guidance, only disposals representing a strategic shift in operations should be presented as discontinued operations. Those strategic shifts should have a major effect on the organization’s operations and financial results. Examples include a disposal of a major geographic area, a major line of business, or a major equity method investment.

In addition, the new guidance requires expanded disclosures about discontinued operations that will provide financial statement users with more information about the assets, liabilities, income, and expenses of discontinued operations.

The new guidance also requires disclosure of the pre-tax income attributable to a disposal of a significant part of an organization that does not qualify for discontinued operations reporting. This disclosure will provide users with information about the ongoing trends in a reporting organization’s results from continuing operations.

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REBEL HOLDINGS LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Recently issued accounting pronouncements (Continued)

The amendments in this ASU enhance convergence between U.S. GAAP and International Financial Reporting Standards (IFRS). Part of the new definition of discontinued operation is based on elements of the definition of discontinued operations in IFRS 5, Non-Current Assets Held for Sale and Discontinued Operations.

The amendments in the ASU are effective in the first quarter of 2015 for public organizations with calendar year ends. For most nonpublic organizations, it is effective for annual combined financial statements with fiscal years beginning on or after December 15, 2014. Early adoption is permitted.

The FASB has issued Accounting Standards Update (ASU) No. 2014-12, Compensation – Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. The issue is the result of a consensus of the FASB Emerging Issues Task Force.

The amendments in the ASU require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718, Compensation – Stock Compensation, as it relates to awards with performance conditions that affect vesting to account for such awards. The performance target should not be reflected in estimating the grant-date fair value of the award. Compensation cost should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. If the performance target becomes probable of being achieved before the end of the requisite service period, the remaining unrecognized compensation cost should be recognized prospectively over the remaining requisite service period. The total amount of compensation cost recognized during and after the requisite service period should reflect the number of awards that are expected to vest and should be adjusted to reflect those awards that ultimately vest. The requisite service period ends when the employee can cease rendering service and still be eligible to vest in the award if the performance target is achieved.

The amendments in this ASU are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. The effective date is the same for both public business entities and all other entities.

Entities may apply the amendments in this ASU either: (a) prospectively to all awards granted or modified after the effective date; or (b) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the combined financial statements and to all new or modified awards thereafter. If retrospective transition is adopted, the cumulative effect of applying this ASU as of the beginning of the earliest annual period presented in the combined financial statements should be recognized as an adjustment to the opening retained earnings balance at that date. In addition, if retrospective transition is adopted, an entity may use hindsight in measuring and recognizing the compensation cost.

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REBEL HOLDINGS LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Recently issued accounting pronouncements (Continued)

The FASB has issued Accounting Standards Update (ASU) No. 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity. The amendments in this ASU will apply to a reporting entity that is required to consolidate a collateralized financing entity under the Variable Interest Entities guidance when: (1) the reporting entity measures all of the financial assets and the financial liabilities of that combined collateralized financing entity at fair value in the combined financial statements based on other Codification Topics; and (2) the changes in the fair values of those financial assets and financial liabilities are reflected in earnings.

The amendments in this ASU are effective for public business entities for annual periods, and interim periods within those annual periods, beginning after December 15, 2015. For entities other than public business entities, the amendments are effective for annual periods ending after December 15, 2016, and interim periods beginning after December 15, 2016. Early adoption is permitted as of the beginning of an annual period.

The fair value of the financial assets of a collateralized financing entity, as determined under GAAP, may differ from the fair value of its financial liabilities even when the financial liabilities have recourse only to the financial assets. Before this ASU, there was no specific guidance in GAAP on how a reporting entity should account for that difference.

The amendments in this ASU provide an alternative to Topic 820 Fair Value Measurement for measuring the financial assets and the financial liabilities of a combined collateralized financing entity to eliminate that difference. When the measurement alternative is not elected for a combined collateralized financing entity within the scope of this ASU, the amendments clarify that: (1) the fair value of the financial assets and the fair value of the financial liabilities of the combined collateralized financing entity should be measured using the requirements of Topic 820; and (2) any differences in the fair value of the financial assets and the fair value of the financial liabilities of that combined collateralized financing entity should be reflected in earnings and attributed to the reporting entity in the combined statement of income (loss).

The Financial Accounting Standards Board (FASB) has issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. ASU 2014-15 is intended to define management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosures.

Under Generally Accepted Accounting Principles (GAAP), combined financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. Financial reporting under this presumption is commonly referred to as the going concern basis of accounting. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities.

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REBEL HOLDINGS LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Recently issued accounting pronouncements (Continued)

Currently, GAAP lacks guidance about management’s responsibility to evaluate whether there is substantial doubt about the organization’s ability to continue as a going concern or to provide related footnote disclosures.

This ASU provides guidance to an organization’s management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes.

The amendments are effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016. Early application is permitted for annual or interim reporting periods for which the combined financial statements have not previously been issued.

3.	Property and equipment

	As of
	December 31, 2014	December 31, 2013

Equipment	$84,260	$83,125
Less: accumulated depreciation	19,797	-
Total property and equipment, net	$64,463	$83,125

The depreciation expenses for the years ended December 31, 2014 and 2013 were $19,797 and nil, respectively.

4.	Bank loan

	As of
	December 31, 2014	December 31, 2013

Repayable within one year	$12,595	$-
Repayable after one year	23,587	-
Total bank loan	$36,182	$-

The interest expenses for the years ended December 31, 2014 and 2013 were $728 and nil, respectively.

On August 15, 2014, Pure Heart and DBS Bank entered into a banking facility (the “Banking Facility”), pursuant to which DBS Bank disbursed Singapore dollar $50,000 to Pure Heart for working capital. The interest rate of the loan is 6.00% per annum on monthly outstanding balance. The term for the banking facility is three years. Pure Heart shall repay in 36 installments for Singapore dollar $1,522 each month. Mr. Leong Khian Kiee and Mr. Leong Aan Yee, Justin, the directors of Pure Heart personally guaranteed the Banking Facility jointly and severally.

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REBEL HOLDINGS LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in US Dollars)

5.	Due to a shareholder

As of December 31, 2014 and December 31, 2013, the due to shareholder is $240,374 and $78,816 respectively. The amount is unsecured, interest free and has no fixed terms of repayment.

6.	Shareholders’ equity

The authorized capital of Rebel FC consists of 50,000 ordinary shares, par value $1.00 per share, with 50,000 shares of ordinary shares issued and outstanding. The Company issued 25,000 shares and 25,000 shares respectively of $1.00 each of the common stock on October 28, 2014 to Mr. Leong Aan Yee, Justin (Justin) and Mr. Leong Khian Kiee (K. K.) for cash. As of October 30, 2014, Justin and K. K. have transferred all of their shares to Total Glory International Limited for the total consideration of $50,000.

The paid in capital of Pure Heart consists of 300,000 shares of common stock, par value Singapore dollar $1.00 per share, with 300,000 shares of common stock issued and outstanding. Prior to December 28, 2013, Mr. Leong Aan Yee, Justin and Mr. Leong Khian Kiee held 15,000 shares and 15,000 shares respectively. On December 28, 2013, the Company issued 210,000 shares and 60,000 shares respectively at 1 Singapore dollar per share to Justin and K. K. for cash, respectively. As of October 30, 2014, Justin and K. K. have transferred all of their shares to Rebel FC for the consideration of 1 Singapore dollar per share. Thereafter, Pure Heart became the wholly owned subsidiary of Rebel FC.

The authorized capital of SCA Capital is 50,000 ordinary shares, at no par value, with 10,000 shares of ordinary shares issued and outstanding.

There are no warrants or options outstanding to acquire any additional shares of common stock of the Company.

7.	Earnings per share

	For the years ended December 31,
	2014	2013

Net income attributable to ordinary shareholders for computing basic net loss per common share	$10,739	$59,685

Weighted-average shares of common stock outstanding in computing net loss per common stock of the Company
Basic	50,000	50,000
Dilutive shares	-	-
Diluted	50,000	50,000

Basic earnings per share	$0.21	$1.19
Diluted earnings per share	$0.21	$1.19

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REBEL HOLDINGS LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in US Dollars)

7.	Income taxes

Rebel FC and SCA Capital are incorporated in the British Virgin Islands and are not subject to income taxes under the current laws of the British Virgin Islands.

Pure Heart was incorporated in Singapore and is subject to Singapore corporate income tax at 17%. The following is the reconciliation between income before income taxes and income tax expenses:

	For the years ended December 31,
	2014	2013

Income before income taxes	$10,739	$61,370
Income tax computed at statutory Corporate Income Tax rate (17%)	2,685	15,343
Exempt income and others	(2,685)	(13,658)

Income tax expenses	$-	$1,685

8.	Commitments and contingencies

Operating Lease

Significant commitment as at December 31, 2014 are as follows:

Twelve months ended December 31,
2015	$30,079
2016	2,423
2017	-
Thereafter	-
Total minimum lease payments	$32,502

Legal Proceeding

There has been no legal proceeding in which the Company is a party for the year ended December 31, 2014.

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REBEL HOLDINGS LIMITED

NOTES TO COMBINED FINANCIAL STATEMENTS

(Stated in US Dollars)

9.	Subsequent Events

On January 30, 2015, Rebel Group, Inc. (“REBL”), a Florida corporation completed the acquisition of the Company pursuant to the Share Exchange Agreement. The acquisition was accounted for as a reverse merger and recapitalization effected by a Share Exchange Transaction. The Company is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized. As a result of the share exchange transaction, Rebel FC, together with its subsidiaries, Pure Heart and SCA Capital, became REBL’s wholly-owned subsidiaries.

There were no events or transactions other than those disclosed in this report, if any, that would require recognition or disclosure in our combined financial statements for the year ended December 31, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REBEL GROUP, INC.

Date: March 30, 2015	By:	/s/ Aan Yee Leong, Justin
Aan Yee Leong, Justin
Chief Executive Officer

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